Events after the reporting date	12 Months Ended
Dec. 31, 2024
Events after the reporting date
Events after the reporting date

Note 24 – Events after the reporting date

A.	After the reporting period, the Company granted 3,500,000 RSUs to employees, officers and directors of the Company. The RSUs represent the right to receive ordinary shares at a future time and vest over a period of three to four years.
B.	On April 2, 2025, the Company consummated the merger with Desktop Metal and acquired 100% of its shares for an aggregate consideration of approximately $179.3 million, or $5.295 per share in cash. The transaction will be accounted for as a business combination, and the assets acquired and liabilities assumed from Desktop Metal will be recorded at fair value as of the acquisition date.

On April 25, 2025, the Company consummated the merger with Markforged and acquired 100% of its shares for an aggregate consideration of approximately $116.4 million, or $5.00 per share in cash. The transaction will be accounted for as a business combination, and the assets acquired and liabilities assumed from MarkForged will be recorded at fair value as of the acquisition date.

The Company expects that both acquisitions will help accelerate the growth its business. Given the proximity between the transactions closing dates and the Company’s Annual Report on Form 20-F, the preliminary purchase price allocation has not yet been completed. Management expects to complete the purchase price allocation by the end of 2025 and that the main assets will include accounts receivables, inventories, property and equipment, customer relationship, technology and goodwill.

C.	After the reporting period, the Company has entered into separation agreements with the following members of senior management: Tomer Pinchas (former CFO and COO ), Nick Geddes (former Senior CTO) and Zivi Nedivi (former President).
D.	After the reporting period, the Company implemented a complete cost reduction program for the DeepCube product line.